UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 25, 2014

Date of Report (Date of earliest event reported)

TRITON EMISSION SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-33309	33-0953557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 San Francisco St., Suite 201 San Juan, Puerto Rico		00901
(Address of principal executive offices)		(Zip Code)

1 (800) 648-4287

Registrant's telephone number, including area code

POLY SHIELD TECHNOLOGIES INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

Name Change

Effective August 25, 2014, Poly Shield Technologies Inc. (“the Company”) changed its name to “Triton Emission Solutions Inc.” (the “Name Change”).  The Name Change was approved by shareholders of the Company owning approximately 57.6% of the outstanding common stock of the Company on July 1, 2014 as disclosed in the Company’s Schedule 14C Information Statement filed with the SEC on July 30, 2014 and mailed to the Company’s registered shareholders.

As a result of the Name Change, the Company’s stock symbol has been changed to DSOX effective on the open of business on August 25, 2014.

A copy of the Company’s file-stamped Amended and Restated Certificate of Incorporation and the Company’s news release dated August 25, 2014 are attached as exhibits to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit	Description
3.1	Certified Filed Amended and Restated Certificate of Incorporation effective August 25, 2014.
99.1	News Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRITON EMISSION SOLUTIONS INC.

Date: August 27, 2014	By: /s/ Joao (John) da Costa

Name: Joao (John) da Costa
Title: Chief Financial Officer

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